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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported)     August 19, 2002
                                                --------------------------------



                         Retractable Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)



            Texas                    000-30885                  75-2599762
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(State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)            File Number)             Identification No.)



511 Lobo Lane, Little Elm, Texas                                   75068-0009
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code   (972) 294-1010
                                                  ------------------------------


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     On August 19, 2002, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c.       Exhibits

99.      Press Release of Retractable Technologies, Inc. issued August 19, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    August 20, 2002                    RETRACTABLE TECHNOLOGIES, INC.
                                            (Registrant)


                                            BY: s/ DOUGLAS W. COWAN
                                                --------------------------
                                                DOUGLAS W. COWAN
                                                CHIEF FINANCIAL OFFICER